EXHIBIT 4.21

                                STOCK OPTION PLAN

                              HILTON PETROLEUM LTD.


                             2003 STOCK OPTION PLAN


                        Effective Date: November 12, 2003















Approved by the Board of
Directors on October 6, 2003.

Approved by the
Shareholders on November 12, 2003.

                                TABLE OF CONTENTS
                                                                            Page
SECTION 1 DEFINITIONS AND INTERPRETATION.......................................1
   1.1   Definitions...........................................................1
   1.2   Choice of Law.........................................................5
   1.3   Headings..............................................................5
   1.4   Effective Date........................................................5
SECTION 2 GRANT OF OPTIONS.....................................................5
   2.1   Grant of Options......................................................5
   2.2   Record of Option Grants...............................................5
   2.3   Effect of Plan........................................................5
SECTION 3 PURPOSE AND PARTICIPATION............................................6
   3.1   Purpose of Plan.......................................................6
   3.2   Participation in Plan.................................................6
   3.3   Limits on Option Grants...............................................6
   3.4   Notification of Grant.................................................7
   3.5   Copy of Plan..........................................................7
   3.6   Limitation on Service.................................................7
   3.7   No Obligation to Exercise.............................................7
   3.8   Agreement.............................................................7
   3.9   Notice................................................................8
   3.10  Representation to TSX VN..............................................8
SECTION 4 NUMBER OF SHARES UNDER PLAN..........................................8
   4.1   Board to Approve Issuance of Shares...................................8
   4.2   Number of Shares......................................................8
   4.3   Fractional Shares.....................................................8
SECTION 5 TERMS AND CONDITIONS OF OPTIONS......................................8
   5.1   Exercise Period of Option.............................................8
   5.2   Number of Shares Under Option.........................................8
   5.3   Exercise Price of Option..............................................9
   5.4   Termination of Option.................................................9
   5.5   Vesting of Option and Acceleration...................................10
   5.6   Additional Terms.....................................................10
SECTION 6 TRANSFERABILITY OF OPTIONS..........................................10
   6.1   Non-transferable.....................................................10
   6.2   Death of Option Holder...............................................10
   6.3   Disability of Option Holder..........................................10
   6.4   Disability and Death of Option Holder................................11
   6.5   Vesting..............................................................11
   6.6   Deemed Non-Interruption of Engagement................................11
SECTION 7 EXERCISE OF OPTION..................................................11
   7.1   Exercise of Option...................................................11
   7.2   Issue of Share Certificates..........................................11
   7.3   No Rights as Shareholder.............................................11
SECTION 8 ADMINISTRATION......................................................12
   8.1   Board or Committee...................................................12
   8.2   Appointment of Committee.............................................12
   8.3   Quorum and Voting....................................................12
   8.4   Powers of Committee..................................................12
   8.5   Administration by Committee..........................................13
   8.6   Interpretation.......................................................13

SECTION 9 APPROVALS AND AMENDMENT.............................................13
   9.1   Shareholder Approval of Plan.........................................13
   9.2   Amendment of Option or Plan..........................................13

SECTION 10 CONDITIONS PRECEDENT TO ISSUANCE OF OPTIONS AND SHARES.............14
   10.1  Compliance with Laws.................................................14
   10.2  Obligation to Obtain Regulatory Approvals............................14
   10.3  Inability to Obtain Regulatory Approvals.............................14
SECTION 11 ADJUSTMENTS AND TERMINATION........................................14
   11.1  Termination of Plan..................................................14
   11.2  No Grant During Suspension of Plan...................................14
   11.3  Alteration in Capital Structure......................................14
   11.4  Triggering Events....................................................15
   11.5  Notice of Termination by Triggering Event............................15
   11.6  Determinations to be Made By Committee...............................15

                                STOCK OPTION PLAN

                                    SECTION 1
                         DEFINITIONS AND INTERPRETATION



1.1           DEFINITIONS

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the meanings set forth below:

(a) "Administrator" means such Executive or Employee of the Company as may be designated as Administrator by the Committee from time to time, if any.

(b)  "Associate" means, where used to indicate a relationship with any person:

     (i) any relative, including the spouse of that person or a relative of that person's spouse, where the relative has the same home as the person;

     (ii) any partner, other than a limited partner, of that person;

     (iii)any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity; and

     (iv) any corporation of which such person beneficially owns or controls, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all outstanding voting securities of the corporation.

(c) "Black-Out" means a restriction imposed by the Company on all or any of its directors, officers, employees, insiders or persons in a special relationship whereby they are to refrain from trading in the Company's securities until the restriction has been lifted by the Company.

(d)  "Board" means the board of directors of the Company.

(e)  "Change of Control" means an occurrence when either:

     (i) a Person or Entity, other than the current "control person" of the Company (as that term is defined in the Securities Act), becomes a "control person" of the Company; or

     (ii) a majority of the directors elected at any annual or extraordinary general meeting of shareholders of the Company are not individuals nominated by the Company's then-incumbent Board.

(f) "Committee" means a committee of the Board appointed in accordance with this Plan or if no such committee is appointed, the Board itself.

(g)  "Company" means Hilton Petroleum Ltd.

(h)  "Consultant" means an individual who:

     (i) is engaged to provide, on a bona fide basis, consulting, technical, management or other services to the Company or any Subsidiary other than:

          A. services provided in relation to a "distribution" (as that term is described in the Securities Act); and

          B. unless the Shares are listed on the TSX, American Stock Exchange, the New York Stock Exchange or the London Stock Exchange, or quoted on the Nasdaq National Market or the Nasdaq Small Cap Market, other than:

               (1) the services of a "registrant" (as that term is defined in the Securities Act); or

               (2)  services that include investor relations activities;

     (ii) provides the services under a written contract between the Company or any Subsidiary and the individual or a Consultant Entity (as defined in clause (h)(v) below);

     (iii)in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or any Subsidiary; and

     (iv) has a relationship with the Company or any Subsidiary that enables the individual to be knowledgeable about the business and affairs of the Company,

     and includes:

     (v) a corporation of which the individual is an employee or shareholder or a partnership of which the individual is an employee or partner (a "Consultant Entity"); or

     (vi) an RRSP or RRIF established by or for the individual under which he or she is the beneficiary.

(i) "Disability" means a medically determinable physical or mental impairment expected to result in death or to last for a continuous period of not less than 12 months, and which causes an individual to be unable to engage in any substantial gainful activity, or any other condition of impairment that the Committee, acting reasonably, determines constitutes a disability.

(j)  "Effective Date" means November 12, 2003.

(k)  "Employee" means:

     (i) an individual who works full-time or part-time for the Company or any Subsidiary and such other individuals as may, from time to time, be permitted by applicable Regulatory Rules to be granted Options as employees or as an equivalent thereto; or

     (ii) an individual who works for the Company or any Subsidiary either full-time or on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company or any Subsidiary over the details and methods of work as an employee of the Company or any Subsidiary, but for whom income tax deductions are not made at source, and includes:

     (iii)a corporation wholly-owned by such individual; and

     (iv) any RRSP or RRIF established by or for such individual under which he or she is the beneficiary.

(l) "Executive" means an individual who is a director or officer of the Company or a Subsidiary, and includes:

     (i)  a corporation wholly-owned by such individual; and

     (ii) any RRSP or RRIF established by or for such individual under which he or she is the beneficiary.

(m) "Exercise Notice" means the written notice of the exercise of an Option, in the form set out as Schedule "B" hereto, duly executed by the Option Holder.

(n) "Exercise Period" means the period during which a particular Option may be exercised and is the period from and including the Grant Date through to and including the Expiry Time on the Expiry Date provided, however, that no Option can be exercised unless and until all necessary Regulatory Approvals have been obtained.

(o) "Exercise Price" means the price at which an Option is exercisable as determined in accordance with section 5.3.

(p) "Expiry Date" means the date the Option expires as set out in the Option Certificate or as otherwise determined in accordance with sections 5.4, 6.2, 6.3, 6.4 or 11.4.

(q) "Expiry Time" means the time the Option expires on the Expiry Date, which is 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date.

(r) "Grant Date" means the date on which the Committee grants a particular Option, which is the date the Option comes into effect provided however that no Option can be exercised unless and until all necessary Regulatory Approvals have been obtained.

(s)  "Insider" means:

     (i)  an insider as that term is defined in the Securities Act; and

     (ii) an Associate of any person who is an insider by virtue of clause 1.1(s)(i) above.

(t) "Market Value" means the market value of the Shares as determined in accordance with section 5.3.

(u) "Option" means an incentive share purchase option granted pursuant to this Plan entitling the Option Holder to purchase Shares of the Company.

(v) "Option Certificate" means the certificate, in substantially the form set out as Schedule "A" hereto, evidencing the Option.

(w) "Option Holder" means a Person or Entity who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.

(x) "Outstanding Issue" means the number of Shares that are outstanding (on a non-diluted basis) immediately prior to the Share issuance or grant of Option in question.

(y) "Person or Entity" means an individual, natural person, corporation, government or political subdivision or agency of a government, and where two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such partnership, limited partnership, syndicate or group shall be deemed to be a Person or Entity.

(z)  "Personal Representative" means:

     (i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by will, a court or public authority having jurisdiction to do so; and

     (ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder.

(aa) "Plan" means this stock option plan as from time to time amended.

(bb) "Regulatory Approvals" means any necessary approvals of the Regulatory Authorities as may be required from time to time for the implementation, operation or amendment of this Plan or for the Options granted from time to time hereunder.

(cc) "Regulatory Authorities" means all organized trading facilities on which the Shares are listed, and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company, this Plan or the Options granted from time to time hereunder.

(dd) "Regulatory Rules" means all corporate and securities laws, regulations, rules, policies, notices, instruments and other orders of any kind whatsoever which may, from time to time, apply to the implementation, operation or amendment of this Plan or the Options granted from time to time hereunder including, without limitation, those of the applicable Regulatory Authorities.

(ee) "Securities  Act" means the Securities Act (British  Columbia),  RSBC 1996,
     c.418 as from time to time amended.

(ff) "Share" or "Shares" means, as the case may be, one or more common shares without par value in the capital stock of the Company.

(gg) "Share Compensation Arrangement" means any stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise.

(hh) "Subsidiary" means a wholly-owned or controlled subsidiary corporation of the Company.

(ii) "Triggering Event" means:

     (i)  the proposed dissolution, liquidation or wind-up of the Company;

     (ii) a proposed merger, amalgamation, arrangement or reorganization of the Company with one or more corporations as a result of which, immediately following such event, the shareholders of the Company as a group, as they were immediately prior to such event, are expected to hold less than a majority of the outstanding capital stock of the surviving corporation;

     (iii)the proposed acquisition of all or substantially all of the issued and outstanding shares of the Company by one or more Persons or Entities;

     (iv) a proposed Change of Control of the Company;

     (v) the proposed sale or other disposition of all or substantially all of the assets of the Company; or

     (vi) a proposed material alteration of the capital structure of the Company which, in the opinion of the Committee, is of such a nature that it is not practical or feasible to make adjustments to this Plan or to the Options granted hereunder to permit the Plan and Options granted hereunder to stay in effect.

(jj) "TSX" means The Toronto Stock Exchange.

(kk) "TSX VN" means the TSX Venture Exchange.

1.2           CHOICE OF LAW

The Plan is established under, and the provisions of the Plan shall be subject to and interpreted and construed in accordance with, the laws of the Province of British Columbia. The Company and each Option Holder hereby attorn to the jurisdiction of the Courts of British Columbia.

1.3           HEADINGS

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

1.4           EFFECTIVE DATE

The Plan will be effective from and after the Effective Date and will terminate in accordance with provisions hereof.

                                    SECTION 2
                                GRANT OF OPTIONS

2.1           GRANT OF OPTIONS

The Committee shall, from time to time in its sole discretion, grant Options to such Persons or Entities and on such terms and conditions as are permitted under this Plan.

2.2           RECORD OF OPTION GRANTS

The Committee shall be responsible to maintain a record of all Options granted under this Plan and such record shall contain, in respect of each Option:

(a)  the name and address of the Option Holder;

(b) the category (Executive, Employee or Consultant) under which the Option was granted to him, her or it;

(c)  the Grant Date and Expiry Date of the Option;

(d) the number of Shares which may be acquired on the exercise of the Option and the Exercise Price of the Option;

(e)  the vesting and other additional terms, if any, attached to the Option; and

(f)  the particulars of each and every time the Option is exercised.

2.3           EFFECT OF PLAN

All Options granted pursuant to this Plan shall be subject to the terms and conditions of this Plan notwithstanding the fact that the Option Certificates issued in respect thereof do not expressly contain such terms and conditions but instead incorporate them by reference to this Plan.

                                    SECTION 3
                            PURPOSE AND PARTICIPATION

3.1           PURPOSE OF PLAN

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Executives, Employees and Consultants, to incent such individuals to contribute toward the long term goals of the Company, and to encourage such individuals to acquire Shares of the Company as long term investments.

3.2           PARTICIPATION IN PLAN

The Committee shall, from time to time and in its sole discretion, determine those Executives, Employees and Consultants, if any, to whom Options are to be granted.

3.3           LIMITS ON OPTION GRANTS

If the Company is listed on TSX VN as a Tier 1 issuer, the following limitations shall apply to the Plan and all Options thereunder so long as such limitations are required by the TSX VN:

(a) the maximum number of Shares which may be reserved for issuance to Insiders pursuant to Options under the Plan shall be 10% of the Outstanding Issue;

(b) the maximum number of Options which may be granted to Insiders under the Plan within any 12 month period shall be 10% of the Outstanding Issue;

(c) the maximum number of Options which may be granted to any one Option Holder under the Plan within any

     12 month period shall be 5% of the Outstanding Issue;

(d) with respect to section 5.1, the Expiry Date of an Option shall be no later than the tenth anniversary of the Grant Date of such Option;

(e) the maximum number of Options which may be granted to any one Consultant within any 12 month period must not exceed 2% of the Outstanding Issue; and

(f) the maximum number of Options which may be granted within any 12 month period to Employees or Consultants engaged in investor relations activities must not exceed 2% of the Outstanding Issue and such options must vest in stages over 12 months with no more than 25% of the options vesting in any three month period, and such limitation will not be an amendment to this Plan requiring the Option Holders consent under section 9.2 of this Plan.

If the Company is listed on TSX VN as a Tier 2 issuer, the following limitations shall apply to the Plan and all Options thereunder so long as such limitations are required by the TSX VN:

(a) the maximum number of Shares which may be reserved for issuance to Insiders pursuant to Options under the Plan shall be 10% of the Outstanding Issue;

(b) the maximum number of Options which may be granted to Insiders under the Plan within any 12 month period shall be 10% of the Outstanding Issue;

(c) the maximum number of Options which may be granted to any one Option Holder under the Plan within any 12 month period shall be 5% of the Outstanding Issue;

(d) with respect to section 5.1, the Expiry Date of an Option shall be no later than the fifth anniversary of the Grant Date of such Option;

(e) where the number of Shares under the Plan set out in section 4.2 is greater than 10% of the Outstanding Issue, all Options must vest no earlier than as to 25% upon the Grant Date, and as to a further 25% after each of the following three six-month periods;

(f) the maximum number of Options which may be granted to any one Consultant within any 12 month period must not exceed 2% of the Outstanding Issue; and

(g) the maximum number of Options which may be granted within any 12 month period to Employees or Consultants engaged in investor relations activities must not exceed 2% of the Outstanding Issue and such options must vest and such options must vest in stages over 12 months with no more than 25% of the options vesting in any three month period, and such options must terminate within 30 days after the Option Holder ceases to perform investor relations activities for the Company, and such limitation will not be an amendment to this Plan requiring the Option Holders consent under section 9.2 of this Plan.

3.4           NOTIFICATION OF GRANT

Following the granting of an Option, the Administrator shall, within a reasonable period of time, notify the Option Holder in writing of the grant and shall enclose with such notice the Option Certificate representing the Option so granted. In no case will the Company be required to deliver an Option Certificate to an Option Holder until such time as the Company has obtained all necessary Regulatory Approvals for the grant of the Option.

3.5           COPY OF PLAN

Each Option Holder, concurrently with the notice of the grant of the Option, shall be provided with a copy of the Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

3.6           LIMITATION ON SERVICE

The Plan does not give any Option Holder that is an Executive the right to serve or continue to serve as an Executive of the Company or any Subsidiary, nor does it give any Option Holder that is an Employee or Consultant the right to be or to continue to be employed or engaged by the Company or any Subsidiary.

3.7           NO OBLIGATION TO EXERCISE

Option Holders shall be under no obligation to exercise Options granted under this Plan.

3.8           AGREEMENT

The Company and every Option Holder granted an Option hereunder shall be bound by and subject to the terms and conditions of this Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Company to be bound by the terms and conditions of this Plan. In the event that the Option Holder receives his, her or its Options pursuant to an oral or written agreement with the Company or a Subsidiary, whether such agreement is an employment agreement, consulting agreement or any other kind of agreement of any kind whatsoever, the Option Holder acknowledges that in the event of any inconsistency between the terms relating to the grant of such Options in that agreement and the terms attaching to the Options as provided for in this Plan, the terms provided for in this Plan shall prevail and the other agreement shall be deemed to have been amended accordingly.

3.9           NOTICE

Any notice, delivery or other correspondence of any kind whatsoever to be provided by the Company to an Option Holder will be deemed to have been provided if provided to the last home address, fax number or email address of the Option Holder in the records of the Company and the Company shall be under no obligation to confirm receipt or delivery.

3.10          REPRESENTATION TO TSX VN

As a condition precedent to the issuance of an Option, the Company must be able to represent to TSX VN as of the Grant Date that the Option Holder is a bona fide Executive, Employee or Consultant of the Company or any Subsidiary.

                                    SECTION 4
                           NUMBER OF SHARES UNDER PLAN

4.1           BOARD TO APPROVE ISSUANCE OF SHARES

The Board shall approve by resolution the issuance of all Shares to be issued to Option Holders upon the exercise of Options, such authorization to be deemed effective as of the Grant Date of such Options regardless of when it is actually done. The Board shall be entitled to approve the issuance of Shares in advance of the Grant Date, retroactively after the Grant Date, or by a general approval of this Plan.

4.2           NUMBER OF SHARES

Subject to adjustment as provided for herein, the number of Shares which will be available for purchase pursuant to Options granted pursuant to this Plan will not exceed 10% of the number of Shares which are issued and outstanding on the particular Grant Date, including the existing 84,400 Shares currently subject to outstanding Options as of the date of this Plan which were granted prior to implementation of this Plan and, which, by the implementation of this Plan are grandfathered under this Plan. If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of such expired or terminated Option shall again be available for the purposes of granting Options pursuant to this Plan.

4.3           FRACTIONAL SHARES

No fractional shares shall be issued upon the exercise of any Option and, if as a result of any adjustment, an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of Shares and no payment or other adjustment will be made for the fractional interest.

                                    SECTION 5
                         TERMS AND CONDITIONS OF OPTIONS

5.1           EXERCISE PERIOD OF OPTION

Subject to sections 5.4, 6.2, 6.3, 6.4 and 11.4, the Grant Date and the Expiry Date of an Option shall be the dates fixed by the Committee at the time the Option is granted and shall be set out in the Option Certificate issued in respect of such Option, provided that the Expiry Date shall be no later than the tenth anniversary of the Grant Date of the Option.

5.2           NUMBER OF SHARES UNDER OPTION

The number of Shares which may be purchased pursuant to an Option shall be determined by the Committee and shall be set out in the Option Certificate issued in respect of the Option.

5.3           EXERCISE PRICE OF OPTION

The Exercise Price at which an Option Holder may purchase a Share upon the exercise of an Option shall be determined by the Committee and shall be set out in the Option Certificate issued in respect of the Option. The Exercise Price shall not be less than the Market Value of the Shares as of the Grant Date. The Market Value of the Shares for a particular Grant Date shall be determined as follows:

(a) for each organized trading facility on which the Shares are listed, Market Value will be the closing trading price of the Shares on the day immediately preceding the Grant Date, less any discounts permitted by the applicable Regulatory Authorities;

(b) if the Company's Shares are listed on more than one organized trading facility, the Market Value shall be the Market Value as determined in accordance with subparagraph (a) above for the primary organized trading facility on which the Shares are listed, as determined by the Committee, subject to any adjustments as may be required to secure all necessary Regulatory Approvals;

(c) if the Company's Shares are listed on one or more organized trading facilities but have not traded during the ten trading days immediately preceding the Grant Date, then the Market Value will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee; and

(d) if the Company's Shares are not listed for trading on a stock exchange or over the counter market, the value which is determined by the Committee to be the fair value of the Shares, taking into consideration all factors that the Committee deems appropriate, including, without limitation, recent sale and offer prices of the Shares in private transactions negotiated at arms' length.

Notwithstanding anything else contained herein, in no case will the Market Value be less than the minimum prescribed by each of the organized trading facilities that would apply to the Company on the Grant Date in question.

5.4           TERMINATION OF OPTION

Subject to such other terms or conditions that may be attached to Options granted hereunder, an Option Holder may exercise an Option in whole or in part at any time and from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of the Expiry Time on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Committee at the time the Option is granted as set out in the Option Certificate and the date established, if applicable, in paragraphs (a) or (b) below or sections 6.2, 6.3,
6.4 or 11.4 of this Plan:

(a) Ceasing to Hold Office - In the event that the Option Holder holds his or her Option as an Executive and such Option Holder ceases to hold such position other than by reason of death or Disability, the Expiry Date of the Option shall be, unless otherwise expressly provided for in the Option Certificate, the 90th day following the date the Option Holder ceases to hold such position unless the Option Holder ceases to hold such position as a result of:

     (i) ceasing to meet the qualifications set forth in the corporate legislation applicable to the Company;

     (ii) a special resolution having been passed by the shareholders of the Company removing the Option Holder as a director of the Company or any Subsidiary; or

     (iii)an order made by any Regulatory Authority having jurisdiction to so order;

     in which case the Expiry Date shall be the date the Option Holder ceases to hold such position; OR

(b) Ceasing to be Employed or Engaged - In the event that the Option Holder holds his or her Option as an Employee or Consultant and such Option Holder ceases to hold such position other than by reason of death or Disability, the Expiry Date of the Option shall be, unless otherwise expressly provided for in the Option Certificate, the 30th day following the date the Option Holder ceases to hold such position, unless the Option Holder ceases to hold such position as a result of:

     (i)  termination for cause;

     (ii) resigning or terminating his or her position; or

     (iii)an order made by any Regulatory Authority having jurisdiction to so order;

     in which case the Expiry Date shall be the date the Option Holder ceases to hold such position.

In the event that the Option Holder ceases to hold the position of Executive, Employee or Consultant for which the Option was originally granted, but comes to hold a different position as an Executive, Employee or Consultant prior to the expiry of the Option, the Committee may, in its sole discretion, choose to permit the Option to stay in place for that Option Holder with such Option then to be treated as being held by that Option Holder in his or her new position and such will not be considered to be an amendment to the Option in question requiring the consent of the Option Holder under section 9.2 of this Plan. Notwithstanding anything else contained herein, in no case will an Option be exercisable later than the Expiry Date of the Option.

5.5           VESTING OF OPTION AND ACCELERATION

The vesting schedule for an Option, if any, shall be determined by the Committee and shall be set out in the Option Certificate issued in respect of the Option. The Committee may elect, at any time, to accelerate the vesting schedule of one or more Options including, without limitation, on a Triggering Event, and such acceleration will not be considered an amendment to the Option in question requiring the consent of the Option Holder under section 9.2 of this Plan.

5.6           ADDITIONAL TERMS

Subject to all applicable Regulatory Rules and all necessary Regulatory Approvals, the Committee may attach additional terms and conditions to the grant of a particular Option, such terms and conditions to be set out in a schedule attached to the Option Certificate.

                                    SECTION 6
                           TRANSFERABILITY OF OPTIONS

6.1           NON-TRANSFERABLE

Except as provided otherwise in this Section 6, Options are non-assignable and non-transferable.

6.2           DEATH OF OPTION HOLDER

In the event of the Option Holder's death, any Options held by such Option Holder shall pass to the Personal Representative of the Option Holder and shall be exercisable by the Personal Representative on or before the date which is the earlier of 12 months following the date of death and the applicable Expiry Date.

6.3           DISABILITY OF OPTION HOLDER

If the employment or engagement of an Option Holder as an Employee or Consultant or the position of an Option Holder as a director or officer of the Company or a Subsidiary is terminated by the Company by reason of such Option Holder's Disability, any Options held by such Option Holder shall be exercisable by such Option Holder or by the Personal Representative on or before the date which is the earlier of 12 months following the termination of employment, engagement or appointment as a director or officer and the applicable Expiry Date.

6.4           DISABILITY AND DEATH OF OPTION HOLDER

If an Option Holder has ceased to be employed, engaged or appointed as a director or officer of the Company or a Subsidiary by reason of such Option Holder's Disability and such Option Holder dies within six months after the termination of such engagement, any Options held by such Option Holder that could have been exercised immediately prior to his or her death shall pass to the Personal Representative of such Option Holder and shall be exercisable by the Personal Representative on or before the date which is the earlier of 12 months following the death of such Option Holder and the applicable Expiry Date.

6.5           VESTING

Unless the Committee determines otherwise, Options held by or exercisable by a Personal Representative shall, during the period prior to their termination, continue to vest in accordance with any vesting schedule to which such Options are subject.

6.6           DEEMED NON-INTERRUPTION OF ENGAGEMENT

Employment or engagement by the Company shall be deemed to continue intact during any military or sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, for so long as the Option Holder's right to re-employment or re-engagement by the Company is guaranteed either by statute or by contract. If the period of such leave exceeds 90 days and the Option Holder's re-employment or re-engagement is not so guaranteed, then his or her employment or engagement shall be deemed to have terminated on the ninety-first day of such leave.

                                    SECTION 7
                               EXERCISE OF OPTION

7.1           EXERCISE OF OPTION

An  Option  may  be  exercised  only  by  the  Option  Holder  or  the  Personal
Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time and from time to time during the Exercise Period up to the Expiry Time on the Expiry Date by delivering to the Administrator the required Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Exercise Price of the Shares then being purchased pursuant to the exercise of the Option. Notwithstanding anything else contained herein, Options may not be exercised during Black-Out unless the Committee determines otherwise.

7.2           ISSUE OF SHARE CERTIFICATES

As soon as reasonably practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall also provide a new Option Certificate for the balance of Shares available under the Option to the Option Holder concurrent with delivery of the Share Certificate.

7.3           NO RIGHTS AS SHAREHOLDER

Until the date of the issuance of the certificate for the Shares purchased pursuant to the exercise of an Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option, unless the Committee determines otherwise. In the event of any dispute over the date of the issuance of the certificates, the decision of the Committee shall be final, conclusive and binding.

                                    SECTION 8
                                 ADMINISTRATION

8.1           BOARD OR COMMITTEE

The Plan shall be administered by the Board, by a Committee of the Board appointed in accordance with section 8.2 below, or by an Administrator appointed in accordance with subsection 8.4(b).

8.2           APPOINTMENT OF COMMITTEE

The Board may at any time appoint a Committee, consisting of not less than two of its members, to administer the Plan on behalf of the Board in accordance with such terms and conditions as the Board may prescribe, consistent with this Plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

8.3           QUORUM AND VOTING

A majority of the members of the Committee shall constitute a quorum and, subject to the limitations in this Section 8, all actions of the Committee shall require the affirmative vote of members who constitute a majority of such quorum. Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself (but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of Options to that member). The Committee may approve matters by written resolution signed by a majority of the quorum.

8.4           POWERS OF COMMITTEE

The Committee (or the Board if no Committee is in place) shall have the authority to do the following:

(a)  administer the Plan in accordance with its terms;

(b)  appoint or replace the Administrator from time to time;

(c) determine all questions arising in connection with the administration, interpretation and application of the Plan, including all questions relating to the Market Value of the Shares;

(d) correct any defect, supply any information or reconcile any inconsistency in the Plan in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of the Plan;

(e) prescribe, amend, and rescind rules and regulations relating to the administration of the Plan;

(f) determine the duration and purposes of leaves of absence from employment or engagement by the Company which may be granted to Option Holders without constituting a termination of employment or engagement for purposes of the Plan;

(g)  do the following with respect to the granting of Options:

     (i) determine the Executives, Employees or Consultants to whom Options shall be granted, based on the eligibility criteria set out in this Plan;

     (ii) determine the terms of the Option to be granted to an Option Holder including, without limitation, the Grant Date, Expiry Date, Exercise Price and vesting schedule (which need not be identical with the terms of any other Option);

     (iii)subject to any necessary Regulatory Approvals and section 9.2, amend the terms of any Options;

     (iv) determine when Options shall be granted; and

     (v)  determine the number of Shares subject to each Option;

(h)  accelerate the vesting schedule of any Option previously granted; and

(i)  make  all  other  determinations   necessary  or  advisable,  in  its  sole
     discretion, for the administration of the Plan.

8.5           ADMINISTRATION BY COMMITTEE

All determinations made by the Committee in good faith shall be final, conclusive and binding upon all persons. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan.

8.6           INTERPRETATION

The interpretation by the Committee of any of the provisions of the Plan and any determination by it pursuant thereto shall be final, conclusive and binding and shall not be subject to dispute by any Option Holder. No member of the Committee or any person acting pursuant to authority delegated by it hereunder shall be personally liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Committee and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

                                    SECTION 9
                             APPROVALS AND AMENDMENT

9.1           SHAREHOLDER APPROVAL OF PLAN

If required by a Regulatory Authority or by the Committee, this Plan may be made subject to the approval of a majority of the votes cast at a meeting of the shareholders of the Company or by a majority of votes cast by disinterested shareholders at a meeting of shareholders of the Company. Any Options granted under this Plan prior to such time will not be exercisable or binding on the Company unless and until such shareholder approval is obtained.

9.2           AMENDMENT OF OPTION OR PLAN

Subject to any required Regulatory Approvals, the Committee may from time to time amend any existing Option or the Plan or the terms and conditions of any Option thereafter to be granted provided that where such amendment relates to an existing Option and it would:

(a)  materially decrease the rights or benefits accruing to an Option Holder; or

(b)  materially increase the obligations of an Option Holder;

then, unless otherwise excepted out by a provision of this Plan, the Committee must also obtain the written consent of the Option Holder in question to such amendment. If at the time the Exercise Price of an Option is reduced the Option Holder is an Insider of the Company, the Insider must not exercise the option at the reduced Exercise Price until the reduction in Exercise Price has been approved by the disinterested shareholders of the Company.

                                   SECTION 10
             CONDITIONS PRECEDENT TO ISSUANCE OF OPTIONS AND SHARES

10.1          COMPLIANCE WITH LAWS

An Option shall not be granted or exercised, and Shares shall not be issued pursuant to the exercise of any Option, unless the grant and exercise of such Option and the issuance and delivery of such Shares comply with all applicable Regulatory Rules, and such Options and Shares will be subject to all applicable trading restrictions in effect pursuant to such Regulatory Rules and the Company shall be entitled to legend the Option Certificates and the certificates representing such Shares accordingly.

10.2          OBLIGATION TO OBTAIN REGULATORY APPROVALS

In administering this Plan, the Committee will seek any Regulatory Approvals which may be required. The Committee will not permit any Options to be granted without first obtaining the necessary Regulatory Approvals unless such Options are granted conditional upon such Regulatory Approvals being obtained. The Committee will make all filings required with the Regulatory Authorities in respect of the Plan and each grant of Options hereunder. No Option granted will be exercisable or binding on the Company unless and until all necessary Regulatory Approvals have been obtained. The Committee shall be entitled to amend this Plan and the Options granted hereunder in order to secure any necessary Regulatory Approvals and such amendments will not require the consent of the Option Holders under section 9.2 of this Plan.

10.3          INABILITY TO OBTAIN REGULATORY APPROVALS

The Company's inability to obtain Regulatory Approval from any applicable Regulatory Authority, which Regulatory Approval is deemed by the Committee to be necessary to complete the grant of Options hereunder, the exercise of those Options or the lawful issuance and sale of any Shares pursuant to such Options, shall relieve the Company of any liability with respect to the failure to complete such transaction.

                                   SECTION 11
                           ADJUSTMENTS AND TERMINATION

11.1          TERMINATION OF PLAN

Subject to any necessary Regulatory Approvals, the Committee may terminate or suspend the Plan. Unless earlier terminated as provided in this Section 11, the Plan shall terminate on, and no more Options shall be granted under the Plan after, the tenth anniversary of the Effective Date of the Plan.

11.2          NO GRANT DURING SUSPENSION OF PLAN

No Option may be granted during any suspension, or after termination, of the Plan. Suspension or termination of the Plan shall not, without the consent of the Option Holder, alter or impair any rights or obligations under any Option previously granted.

11.3          ALTERATION IN CAPITAL STRUCTURE

If there is a material alteration in the capital structure of the Company and the Shares are consolidated, subdivided, converted, exchanged, reclassified or in any way substituted for, the Committee shall make such adjustments to this Plan and to the Options then outstanding under this Plan as the Committee determines to be appropriate and equitable under the circumstances, so that the proportionate interest of each Option Holder shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustments may include, without limitation:

(a) a change in the number or kind of shares of the Company covered by such Options; and

(b) a change in the Exercise Price payable per Share provided, however, that the aggregate Exercise Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to such Options shall apply only to the Exercise Price per Share and the number of Shares subject thereto.

For purposes of this section 11.3, and without limitation, neither:

(c) the issuance of additional securities of the Company in exchange for adequate consideration (including services); nor

(d) the conversion of outstanding securities of the Company into Shares shall be deemed to be material alterations of the capital structure of the Company.

Any adjustment made to any Options pursuant to this section 11.3 shall not be considered an amendment requiring the Option Holder's consent for the purposes of Section 9.2 of this Plan.

11.4          TRIGGERING EVENTS

Subject to the Company complying with section 11.5 and any necessary Regulatory Approvals, and notwithstanding any other provisions of this Plan or any Option Certificate, the Committee may cause all or a portion of all or any of the Options granted under the Plan to terminate upon the occurrence of a Triggering Event without the consent of the Option Holder or Holders in question. Such termination shall not be considered an amendment requiring the Option Holder's consent for the purpose of section 9.2 of this Plan.

11.5          NOTICE OF TERMINATION BY TRIGGERING EVENT

In the event that the Committee wishes to cause all or a portion of any of the Options granted under this Plan to terminate on the occurrence of a Triggering Event, it must give written notice to the Option Holders in question not less than 10 days prior to the consummation of a Triggering Event. Upon the giving of such notice and subject to any necessary Regulatory Approvals, all Options or portions thereof granted under the Plan which the Company proposes to terminate shall become immediately exercisable notwithstanding any contingent vesting provision to which such Options may have otherwise been subject.

11.6          DETERMINATIONS TO BE MADE BY COMMITTEE

Adjustments and determinations under this Section 11 shall be made by the Committee, whose decisions as to what adjustments or determination shall be made, and the extent thereof, shall be final, binding, and conclusive.

                                  SCHEDULE "A"

Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until 12:01 a.m. on _______[date four months and one day after Grant Date].

                              HILTON PETROLEUM LTD.

                     STOCK OPTION PLAN - OPTION CERTIFICATE

This Option Certificate is issued pursuant to the provisions of the Stock Option Plan (the "Plan") of Hilton Petroleum Ltd. (the "Company") and evidences that ______[Name of Option Holder] is the holder (the "Option Holder") of an option (the "Option") to purchase up to _______ common shares (the "Shares") in the capital stock of the Company at a purchase price of Cdn.$_______ per Share (the "Exercise Price"). This Option may be exercised at any time and from time to time from and including the following Grant Date through to and including up to 5:00 p.m. local time in Vancouver, British Columbia (the "Expiry Time") on the following Expiry Date:

     (a)  the Grant Date of this Option is _____, 200__; and

     (b) subject to sections 5.4, 6.2, 6.3, 6.4 and 11.4 of the Plan, the Expiry Date of this Option is ____,200__.

To exercise this Option, the Option Holder must deliver to the Administrator of the Plan, prior to the Expiry Time on the Expiry Date, an Exercise Notice, in the form provided in the Plan, together with the original of this Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

This Option Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan which are incorporated by reference herein. This Option Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail. This Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto.

Any share certificates issued pursuant to an exercise of the Option before 12:01 a.m. on _____[date four months and one day after Grant Date] will contain the following legend:

          "Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until 12:01 a.m. on ______[date four months and one day after Grant Date]."

If the Option Holder is a resident or citizen of the United States of America at the time of the exercise of the Option, the certificate(s) representing the Shares will be endorsed with the following or a similar legend:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the "Act") or the securities laws of any state ("State") of the United States of America and may not be sold, transferred, pledged, hypothecated or distributed, directly or indirectly, to a U.S. person (as defined in Regulation S adopted by the U.S. Securities and Exchange Commission under the Act) or within the United States unless such securities are (i) registered under the Act and any applicable State securities act (a "State Act"), or (ii) exempt from registration under the Act and any applicable State Act and the Company has received an opinion of counsel to such effect reasonably satisfactory to it, or (iii) sold in accordance with Regulation S and the Company has received an opinion of counsel to such effect reasonably satisfactory to it."

This Option was granted to the Option Holder in his or her capacity as a _________[pick one: Director, Officer, Advisor, Employee, Consultant] of the Company ________ ,[and shall continue in effect should his or her status change and he or she continue in a new capacity as a Director, Officer, Advisor, Employee or Consultant of the Company].

HILTON PETROLEUM LTD.

Per:

         _______________, Administrator,
         Stock Option Plan

The Option Holder acknowledges receipt of a copy of the Plan and represents to the Company that the Option Holder is familiar with the terms and conditions of the Plan, and hereby accepts this Option subject to all of the terms and conditions of the Plan. The Option Holder agrees to execute, deliver, file and otherwise assist the Company in filing any report, undertaking or document with respect to the awarding of the Option and exercise of the Option, as may be required by the Regulatory Authorities. The Option Holder further acknowledges that if the Plan has not been approved by the shareholders of the Company on the Grant Date, this Option is not exercisable until such approval has been obtained.


Signature of Optionee:

                                         Date signed:
-------------------------------                       --------------------------
Signature


-------------------------------
Print Name


-------------------------------
Address

                          OPTION CERTIFICATE - SCHEDULE



The additional terms and conditions attached to the Option represented by this Option Certificate are as follows:

1.   vest as to:

     (a)  -------- Shares on ------------- [date];

     (b)  -------- Shares on ------------- [date];

     (c)  -------- Shares on ------------- [date]; and

     (d)  -------- Shares on ------------- [date].

2.

3.

4.

5.

                                  SCHEDULE "B"

                              HILTON PETROLEUM LTD.
                                STOCK OPTION PLAN

                          NOTICE OF EXERCISE OF OPTION




TO:           The Administrator, Stock Option Plan
              HILTON PETROLEUM LTD.
              Suite 1305, 1090 West Georgia Street
              Vancouver, BC  V6E 3V7
              (or such other address as the Company may advise)


The undersigned hereby irrevocably gives notice, pursuant to the Stock Option Plan (the "Plan") of Hilton Petroleum Ltd. (the "Company"), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)  all of the Shares; or

(b)  __________ of the Shares;

which are the subject of the Option Certificate attached hereto (attach your original Option Certificate).

The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to "Hilton Petroleum Ltd." in an amount equal to the aggregate Exercise Price of the aforesaid Shares and directs the Company to issue the certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address (provide full complete address):


              ___________________________________

              ___________________________________

              ___________________________________

              ___________________________________


The undersigned acknowledges the Option is not validly exercised unless this Notice is completed in strict compliance with this form and delivered to the required address with the required payment prior to 5:00 p.m. local time in Vancouver, B.C. on the Expiry Date of the Option.


DATED the ___________day of _______________, 20___.




                                                --------------------------------
                                                Signature of Option Holder